              CROSS DEFAULT AND CROSS COLLATERALIZATION AGREEMENT

     THIS AGREEMENT dated this _____ day of __________, 1996, is entered into by GENERAL MOTORS ACCEPTANCE CORPORATION, a New York Corporation, (hereinafter referred to as "GMAC"), on the one hand, and PERFORMANCE NISSAN, INC., an Oklahoma Corporation; PERFORMANCE DODGE, INC., an Oklahoma Corporation; MIDWAY CHEVROLET, INC., a Texas Corporation, PLAINS CHEVROLET, INC., a Texas Corporation; QUALITY NISSAN INC., a Texas Corporation and WESTGATE CHEVROLET, INC., a Texas Corporation, on the other hand (collectively referred to herein "BORROWERS").

                              W I T N E S S E T H

     WHEREAS BORROWER have requested that GMAC extend to them a line of credit in the maximum aggregate amount of FIFTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($15,500,000.00), comprised of the following individual credit lines of the Borrowers:

     PERFORMANCE NISSAN, INC.,
       an Oklahoma Corporation................................. $2,500,000.00

     PERFORMANCE DODGE, INC.,
       an Oklahoma Corporation................................. $3,000,000.00

     MIDWAY CHEVROLET, INC.,
       a Texas Corporation..................................... $2,500,000.00

     PLAINS CHEVROLET, INC.,
       a Texas Corporation..................................... $3,000,000.00

     QUALITY NISSAN, INC.,
       a Texas Corporation..................................... $2,000,000.00

     WESTGATE CHEVROLET, INC.,
       a Texas Corporation..................................... $2,500,000.00

as evidenced by loan documents including six (6) Used Vehicle Wholesale Borrowing Base Credit Line Agreements ("BBCL"), six (6) Promissory Notes in the aggregate amount of FIFTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS
($15,500,000.00) and six (6) Security Agreements covering personal property (all of the aforementioned documents collectively referred to as the "loan documents"); and

     WHEREAS GMAC may hereafter make additional loans, advances, and other extensions of credit to BORROWERS; and

     WHEREAS GMAC is willing to extend credit to BORROWERS if BORROWERS agree to provide additional security by cross default and cross collateralizing all of said existing, proposed, and future loans, adances, or extensions of credit to them individually and/or collectively; and

     WHEREAS it is the intention of BORROWERS and GMAC that all collateral in which GMAC now has or may hereafter obtain a lien on or security in from any and/or all of Borrowers shall secure payment and performance of all loans, advances, and other extensions of credit now or hereafter made by GMAC to any and/or all of BORROWERS:

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, including the inducement of GMAC, in its sole discretion, to extend credit to BORROWERS, IT IS AGREED as follows:

     (1) DEFINITIONS: As used in this Agreement, the terms listed below shall have the following meaning:

     (a) Obligation shall mean any liability, indebtedness, or obligation of BORROWERS, either individually and/or collectively, to GMAC of every kind and nature, now existing or hereafter arising, whether created directly or acquired by assignment, whether matured or unmatured, and any costs or expense, including including reasonable attorneys' fees incurred in the collection or enforcement of any such obligation;

     (b) Security Agreement shall mean any existing or future agreement between BORROWERS, individually and/or collectively, and GMAC which creates or provides for a security interest in or lien upon any of the assets or property (tangible or intangible, real or personal) of BORROWERS, including but not limited to security agreements, deed of trust, mortgages, and wholesale floorplan agreements.

     (2) CROSS-COLLATERALIZATION: All collateral now or hereafter subject to a security interest or lien of GMAC pursuant to any or all of the Security Agreements shall secure any and all Obligations, and any proceeds of any collateral may be applied to any of the Obligations as GMAC may see fit, subject to applicable law.

     (3) CROSS DEFAULT: In addition to and not in substitution for any provisions in any of the Security Agreements evidencing Obligations, it is agreed that any default or breach by BORROWERS, individually and/or collectively, in payment or default of a material nature under any Security Agreement shall, at the option of GMAC, constitute a default under each Security Agreement and all Promissory Notes executed by all of the BORROWERS in favor of GMAC.

     (4) EFFECT ON OTHER AGREEMENTS: This Agreement shall constitute an amendment and supplement of each of the Security Agreements now or hereafter executed and shall augment and be in addition to and not in substitution for any provision of any Security Agreement or Obligation and shall not otherwise limit or affect the rights and remedies of GMAC under any such Security Agreement or Obligation.

     (5) FUTURE LOANS: GMAC may, in its sole and absolute discretion, make additional loans and other financing accommodations to any BORROWERS, all of which will be subject to the terms of this Agreement. Notwithstanding anything to the contrary, any future change in the terms of BORROWERS' obligations shall require the written consent of GMAC.

     (6) NOTICES: Any notices or other communications required or permitted to be given by this document or by any of the loan documents must be given in writing and must be personally delivered or mailed by prepaid certified, registered, or first class mail or delivered by a nationally recognized overnight courier to the party to whom such notice or communication is directed at the address set forth in this document. Any notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if mailed, on the third day after it is mailed as aforesaid. Either party may change its address for purposes of this document by giving ten (10) days prior written notice of such change to the other party pursuant to the terms of this clause.

     (7) NO OTHER UNDERSTANDINGS: BORROWERS acknowledge that GMAC has made no promises to induce execution of this Agreement and that there are no other agreements or understandings, either oral or in writing, affecting this Agreement and nothing in this Agreement shall be considered a waiver by GMAC of any existing or future default(s) by any BORROWERS of any Security Agreement or Obligation. No further modification or amendment of this Agreement shall be made except in writing executed by all parties.

     (8) GOVERNING LAW: This Agreement shall be deemed to be a contract entered into and made pursuant to the laws of the State of Oklahoma and shall in all respects be governed, construed, and enforced in accordance with the laws of said State.

     (9) SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of BORROWERS and GMAC.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered the day and year first above written.

                                        PERFORMANCE NISSAN, INC.,
                                        an Oklahoma Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: 8029 S.E. 29th Street
                                                 Midwest City, OK 73110



                                        PERFORMANCE DODGE, INC.,
                                        an Oklahoma Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: 7069 S.E. 29th Street
                                                 Midwest City, OK 73110



                                        MIDWAY CHEVROLET, INC.,
                                        a Texas Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: Canyon Expressway & Rockwell
                                                 Amarillo, Texas 79106


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

                                        PLAINS CHEVROLET, INC.,
                                        a Texas Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: 22 I-40 East
                                                 Amarillo, Texas 79103



                                        QUALITY NISSAN, INC.,
                                        a Texas Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: 4121 South Georgia
                                                 Amarillo, Texas 79110



                                        WESTGATE CHEVROLET, INC.,
                                        a Texas Corporation

WITNESS:
                                        By: /s/Bill Gilliland
/s/Kathy Rieken                             ---------------------------------
- ------------------------------              BILL GILLILAND

/s/Bob W. Hall                          Title PRESIDENT
- ------------------------------                -------------------------------

                                        Address: 7300 I-40 West
                                                 Amarillo, Texas 79106


                                   BORROWERS

WITNESS:                                GENERAL MOTORS ACCEPTANCE CORPORATION


                                        By:
- ------------------------------              ---------------------------------
                                        Title Area Manager
- ------------------------------                -------------------------------

                                        Address: 6303 Waterford Blvd.
                                                 Suite 100
                                                 Oklahoma City, OK 73118


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